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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 18, 2001
                   ------------------------------------------
                                (Date of Report)


                                  JULY 18, 2001
                   ------------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)



               Delaware                             1-4085                           04-1734655
---------------------------------------- ------------------------------ -------------------------------------
    (State or other jurisdiction of        (Commission File                      (I.R.S. Employer
    incorporation or organization)              Number)                         Identification No.)


               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices)   (Zip Code)

                                  781-386-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On July 18, 2001, Polaroid Corporation issued a press release that announced the results of operations for the quarter and six month period ended July 1, 2001. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7(c).  EXHIBITS

Exhibit No.         Description
------------------- -----------------------------------------------------------

    99.1 Polaroid Corporation press release dated July 18, 2001, announcing the results of operations for the quarter and six month period ended July 1, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POLAROID CORPORATION
                                               (Registrant)

                                           By:    /s/ LOUISE L. CAVANAUGH
                                                  -----------------------------
                                                  Louise L. Cavanaugh
                                                  Associate General Counsel
                                                     and Assistant Secretary

                                           Dated: JULY 18, 2001
                                                  -----------------------------